UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2019

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 29, 2019, FARO Technologies, Inc. (the “Company”) entered into a Second Amendment to Amended and Restated Lease Agreement (the “Second Amendment”) with Emma Investments, LLC (“Landlord”) with respect to the Company’s facility located at 125 Technology Park, Lake Mary, Florida (the “Building”). Pursuant to the Second Amendment, the Company has agreed to, among other items, extend the initial term of the lease for the approximately 35,000 square feet of production, research & development, service operations and manufacturing space in the Building leased under the original Amended and Restated Lease Agreement effective October 12, 2009, from June 30, 2019 to March 31, 2025. Under the terms of the Second Amendment, from July 1, 2019 and continuing until March 31, 2025, the Company will pay the Landlord fixed rent for the Building as follows:

Period	Period Base Rent	Monthly Base Rent
July 1, 2019 - August 31, 2019	$0	$0
September 1, 2019 - June 30, 2020	$324,596.80	$32,459.68
July 1, 2020 - June 30, 2021	$401,201.64	$33,433.47
July 1, 2021 - June 30, 2022	$413,237.64	$34,436.47
July 1, 2022 - June 30, 2023	$425,634.72	$35,469.56
July 1, 2023 - June 30, 2024	$438,403.80	$36,533.65
July 1, 2024 - March 31, 2025	$338,666.93	$37,629.66

The Second Amendment also provides the Company with a tenant improvement allowance of up to $109,203 toward the design and construction of certain tenant improvements made to the Building on a reimbursement basis subject to the satisfaction of certain conditions. If the tenant improvements are not completed by March 31, 2021, the reimbursement allowance will be deemed waived by the Company.
The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to Amended and Restated Lease Agreement between Emma Investments, LLC and FARO Technologies, Inc., dated as of January 29, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

January 31, 2019	/s/ Jody S. Gale
	By:	Jody S. Gale
	Its:	Senior Vice President, General Counsel & Secretary